EXHIBIT 99.2

Q3 2017 Earnings Call November 8, 2017

November 8 , 2017 2 Legal Disclaimer This presentation contains forward - looking statements within the meaning of the federal securities laws . All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements . In many cases, you can identify forward - looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words . Forward - looking statements contained in this presentation include, but are not limited to, statements about (i) growth of the wind energy market and our addressable market ; (ii) the potential impact of GE’s acquisition of LM Wind Power upon our business ; (iii) our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow, and ability to achieve or maintain profitability ; (iv) the sufficiency of our cash and cash equivalents to meet our liquidity needs ; (v) our ability to attract and retain customers for our products, and to optimize product pricing ; (vi) competition from other wind blade manufacturers ; (vii) the discovery of defects in our products ; (viii) our ability to successfully expand in our existing markets and into new international markets ; (ix) worldwide economic conditions and their impact on customer demand ; (x) our ability to effectively manage our growth strategy and future expenses ; (xi) our ability to maintain, protect and enhance our intellectual property ; (xii) our ability to comply with existing, modified or new laws and regulations applying to our business ; (xiii) the attraction and retention of qualified employees and key personnel ; and (xiv) changes in domestic or international government or regulatory policy, including without limitation, changes in tax policy . These forward - looking statements are only predictions . These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events . Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10 - K for the year ended December 31 , 2016 . The forward - looking statements in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation . Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make . This presentation includes unaudited non - GAAP financial measures including total billings , EBITDA, adjusted EBITDA, net debt and free cash flow . We define total billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long - term supply agreements or other contractual agreements . We define EBITDA as net income (loss) attributable to the Company plus interest expense ( including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization . We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any gains or losses from foreign currency remeasurement . We define net debt as the total principal amount of debt outstanding less unrestricted cash and cash equivalents . We define free cash flow as net cash flow generated from operating activities less capital expenditures . We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors . Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies . The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP . See the appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information .

November 8 , 2017 3 Agenda • Q3 2017 Highlights • Industry Update • Q3 and Year to Date 2017 Financial Highlights • Guidance for 2017 • Q&A • Appendix - Non - GAAP Information

November 8 , 2017 4 Q3 2017 Highlights

November 8 , 2017 5 Q3 2017 Highligh ts Q3 2017 Highlights and Recent Company News $569 $683 $199 $243 $0 $200 $400 $600 $800 YTD 2016 YTD 2017 Q3 '16 Q3 '17 GAAP Net Sales ($ in millions) Sets invoiced 1,613 2,067 581 739 Est. MW 3, 686 4, 876 1,321 1, 796 Dedicated lines (1) 38 48 38 48 Lines installed (2) 3 2 41 32 38 (1) Number of wind blade manufacturing lines dedicated to our customers under long - term supply agreements (2) Number of wind blade manufacturing lines installed that are either in operation , startup or transition  Operating results and year - over - year increases compared to the third quarter 201 6 • Net sales were up 22.3 % to $243.4 million for the quarter • Total billings were up 30.8 % to $ 256.4 million for the quarter • Net income for the quarter increased to $ 20.4 million versus $ 2.8 million in Q3 2016 • Adjusted EBITDA for the quarter increased by 53.4% to $ 30.1 million • Adjusted EBITDA margin for the quarter was up 250 bps to 12.4%  Signed a multiyear supply agreement with Senvion for two manufacturing lines in Taicang Port, China  Signed a five - year supply agreement with Proterra to become the supplier of composite bus bodies for their Catalyst ® zero - emission electric transit buses  Hired Joe Kerkhove as Senior Vice President, Strategic Markets to lead business development initiatives to expand the application of TPI’s advanced composite technologies to adjacent strategic markets such as transportation and aerospace

November 8 , 2017 2017 2018 2019 2020 2021 2022 2023 U.S. Turkey Mexico China 6 Existing Contracts Provide for ~ $ 4.4 Billion in Revenue through 2023 (1) Note: Our contracts with some of our customers are subject to termination or reduction on short notice, generally with substa nti al penalties, and contain liquidated damages provisions, which may require us to make unanticipated payments to our customers or our customers to make payments to us. (1) As of November 8, 2017. The chart depicts the term of the longest contract in each location. Includes revenue in 2017 for 7 manufacturing lines for GE that will not be extended beyond 2017 and revenue from the Proterra contract signed on November 8, 2017. Long - term supply agreements provide for estimated minimum aggregate volume commitments from our customers of approximately $2. 7 billion and encourage our customers to purchase additional volume up to, in the aggregate, an estimated total contract value of approximately $4.4 billion through the end of 2023 (1) Long - term Supply Agreements (1)

November 8 , 2017 7 Industry Update

November 8 , 2017 8 42.5 45.9 7.6 17.8 2016 2026E Developing wind markets Mature wind markets Onshore Global Market Growth Source: MAKE Q 2 2017 Global Wind Power Market Outlook Update Note: Developing wind markets defined as fewer than 6 GW of 2016 installed capacity Annual installed global wind capacity (GW): 2016 – 2026E Annual installed wind capacity growth is propelled by an increase in developing wind markets, including Turkey and Mexico where TPI Composites is well positioned to succeed 50.1 CAGR 0. 8 % CAGR 8.8% Mature wind market share Developing market s market share 15.2% 84.8% 2 7 . 9% 7 2 . 1% 6 3 . 7

November 8 , 2017 U.S. Onshore Market Growth: 2011 – 2020E The U.S. wind market is expected to experience consistent near - term growth in light of the PTC phase out Source: MAKE Q2 2017 Global Wind Power Market Outlook Update (GW) U.S. Onshore Wind Market Growth - Capacity (2011 – 2015) 6.2 12.5 1.1 4.8 8.6 0 3 6 9 12 15 2011 2012 2013 2014 2015 8.9 7.1 9.9 10.4 12.4 2016 2017E 2018E 2019E 2020E U.S. Onshore Wind Market Growth – Capacity (2016 – 2020E) Average annual installation: 9.7 GW Total U.S. wind installations: 48.7 GW Average annual installation: 6.6 GW Total U.S. wind installations: 33.2 GW 9

November 8 , 2017 Market Demand Drivers 10 • Overall competitiveness of wind energy • Corporate and industrial demand • Utilities being driven by consumer demand and sheer economics • Offshore economics • Repowering - globally • Decarbonization • Vehicle electrification • Energy access in developing and emerging economies

November 8 , 2017 11 Q 3 and Year to Date 2017 F inancial Highlights

Q3 and Year to Date 2017 Financial Highlights

(unaudited)

($ in millions, except per share data and KPIs)	Q3 '17	Q3 '16	Δ	YTD '17	YTD '16	Δ
Select Financial Data						
Net Sales	$ 243.4	$ 198.9	*22.3%*	$ 683.1	$ 569.3	*20.0%*
Total Billings [1]	$ 256.4	$ 196.1	*30.8%*	$ 698.8	$ 566.8	*23.3%*
Net Income	$ 20.4	$ 2.8	*629.3%*	$ 37.8	$ 16.1	*134.8%*
Adjusted EBITDA [1]	$ 30.1	$ 19.6	*53.4%*	$ 76.4	$ 51.8	*47.5%*
Adjusted EBITDA Margin	*12.4%*	*9.9%*	*250 bps*	*11.2%*	*9.1%*	*210 bps*
Diluted Earnings per Share [2]	$ 0.58	$ 0.08	$ 0.50	$ 1.09	$ 0.88	$ 0.21
Net Debt [1]	$ (3.6)	$ 7.1	$ 10.6	$ (3.6)	$ 7.1	$ 10.6
Free Cash Flow [1]	$ 9.0	$ 13.1	$ (4.1)	$ 16.2	$ 9.1	$ 7.1
Capital Expenditures	$ 8.6	$ 4.7	$ 3.9	$ 35.3	$ 18.9	$ 16.4
Key Performance Indicators (KPIs)						
Sets Invoiced	739	581	*158*	2,067	1,613	*454*
Estimated Megawatts	1,796	1,321	*475*	4,876	3,686	*1,190*
Dedicated Wind Blade Manufacturing Lines	48	38	*10 lines*	48	38	*10 lines*
Wind Blade Manufacturing Lines Installed	38	32	*6 lines*	41	32	*9 lines*
Wind Blade Manufacturing Lines in Startup	10	2	*8 lines*	12	2	*10 lines*
Wind Blade Manufacturing Lines in Transition	—	—	*0 lines*	—	3	*3 lines*

(1) See pages 20 – 22 for reconciliations of non-GAAP financial data
(2) Based on net income attributable to common shareholders

November 8, 2017

tpi COMPOSITES 12

November 8 , 2017 13 Income Statement Summary (unaudited) (1) See pages 20 - 22 for reconciliations of Non - GAAP financial data

November 8 , 2017 14 Key Balance Sheet and Cash Flow Data (unaudited) (1) See page 22 for a reconciliation of net debt and free cash flow September 30, December 31, ($ in thousands) 2017 2016 Balance Sheet Data: Cash and cash equivalents 139,065$ 119,066$ Restricted cash 3,802$ 2,259$ Accounts receivable 134,458$ 67,842$ Inventories 60,593$ 53,095$ Inventories held for customer orders 69,788$ 52,308$ Deferred revenue 87,294$ 69,568$ Total debt-current and noncurrent, net 133,637$ 123,155$ Net debt (1) (3,568)$ 6,379$ ($ in thousands) 2017 2016 2017 2016 Cash Flow Data: Net cash provided by operating activities 17,590$ 17,801$ 51,523$ 27,976$ Capital expenditures 8,585$ 4,673$ 35,312$ 18,917$ Free cash flow (1) 9,005$ 13,128$ 16,211$ 9,059$ Three Months Ended September 30, Nine Months Ended September 30,

November 8 , 2017 15 Guidance for 2017

November 8 , 2017 16 Guidance for 2017 (1) We have not reconciled our expected Total billings to expected net sales as calculated under GAAP because we have not yet fin ali zed calculations necessary to provide the reconciliation, including expected change in deferred revenue, and as such the reconciliation is not possible wit hou t unreasonable efforts . (2) References to “Lines” represents wind blade manufacturing lines. Previous Updated Total Billings (1) $9 30 M to $9 5 0M $9 45 M to $9 5 0M Adjusted EBITDA N/A $95M to $100M Sets 2,800 to 2,900 2,760 to 2,770 Average Selling Price per Blade $10 5 K to $110K $10 5 K to $110K Estimated Megawatts 6,350 to 6,600 6,510 to 6,540 Dedicated Lines at Year - end 2017 (2) 41 to 45 41 to 45 Total Lines Installed at Year - end 2017 (2) 37 41 Lines in Transition during the Year (2) 5 4 Lines in Startup during the Year (2) 15 15 Startup and Transition Costs $ 30 M to $ 40 M $40M Capital Expenditures $7 5 M to $85M $70M to $75M Effective Tax Rate 20% to 25% 20% Depreciation and Amortization $23M to $25M $20M Interest Expense $11M to $12M $12.5M Income Tax Expense $ 13 M to $ 15 M $10.5M to $11.5M Share - based Compensation $ 6 M to $ 7 M $7.2M

November 8 , 2017 17 Q&A

18

November 8 , 2017 19 Appendix - Non - GAAP Information This presentation includes unaudited non - GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net debt and free cash flow . We define total billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long - term supply agreements or other contractual agreements . We define EBITDA as net income (loss) attributable to the Company plus interest expense ( including losses on the extinguishment of debt and net of interest income ), income taxes, and depreciation and amortization . We define adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any gains or losses from foreign currency remeasurement . We define net debt as the total principal amount of debt outstanding less unrestricted cash and cash equivalents . We define free cash flow as net cash flow generated from operating activities less capital expenditures . We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors . Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies . The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP . See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures .

November 8 , 2017 20 Non - GAAP Reconciliations (unaudited) Note: Footnote references on the following page Net sales is reconciled to total billings as follows: Net income is reconciled to EBITDA and adjusted EBITDA as follows: ($ in thousands) 2017 2016 2017 2016 Net sales 243,354$ 198,938$ 683,142$ 569,303$ Change in deferred revenue: Blade-related deferred revenue at beginning of period (1) (74,255) (65,656) (69,568) (65,520) Blade-related deferred revenue at end of period (1) 87,294 61,949 87,294 61,949 Foreign exchange impact (2) 11 864 (2,035) 1,047 Change in deferred revenue 13,050 (2,843) 15,691 (2,524) Total billings 256,404$ 196,095$ 698,833$ 566,779$ Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2017 2016 2017 2016 Net income 20,398$ 2,797$ 37,801$ 16,098$ Adjustments: Depreciation and amortization 5,139 3,530 13,622 9,703 Interest expense (net of interest income) 3,206 4,636 9,137 12,633 Income tax provision 371 309 8,514 4,565 EBITDA 29,114 11,272 69,074 42,999 Share-based compensation expense 1,043 8,117 4,794 8,117 Realized loss (gain) on foreign currency remeasurement (39) 243 2,575 700 Adjusted EBITDA 30,118$ 19,632$ 76,443$ 51,816$ Three Months Ended September 30, Nine Months Ended September 30,

November 8 , 2017 21 Non - GAAP Reconciliations (continued) (unaudited) (1) Total billings is reconciled using the blade - related deferred revenue amounts at the beginning and the end of the period as follows : (2) Represents the effect of the difference in the exchange rate used by our various foreign subsidiaries on the invoice date ver sus the exchange rate used at the period - end balance sheet date. ($ in thousands) 2017 2016 2017 2016 Blade-related deferred revenue at beginning of period 74,255$ 65,656$ 69,568$ 65,520$ Non-blade related deferred revenue at beginning of period - - - - Total current and noncurrent deferred revenue at beginning of period 74,255$ 65,656$ 69,568$ 65,520$ Blade-related deferred revenue at end of period 87,294$ 61,949$ 87,294$ 61,949$ Non-blade related deferred revenue at end of period - - - - Total current and noncurrent deferred revenue at end of period 87,294$ 61,949$ 87,294$ 61,949$ Three Months Ended September 30, Nine Months Ended September 30,

November 8 , 2017 22 Non - GAAP Reconciliations (continued) (unaudited) Net debt is reconciled as follows: Free cash flow is reconciled as follows: September 30, December 31, September 30, ($ in thousands) 2017 2016 2016 Total debt, net of debt issuance costs 133,637$ 123,155$ 110,922$ Add debt issuance costs 1,860 2,290 2,947 Less cash and cash equivalents (139,065) (119,066) (106,802) Net debt (3,568)$ 6,379$ 7,067$ ($ in thousands) 2017 2016 2017 2016 Net cash provided by operating activities 17,590$ 17,801$ 51,523$ 27,976$ Less capital expenditures (8,585) (4,673) (35,312) (18,917) Free cash flow 9,005$ 13,128$ 16,211$ 9,059$ Nine Months Ended September 30, Three Months Ended September 30,

November 8 , 2017 23 Non - GAAP Reconciliations (continued) (unaudited) A reconciliation of the low end and high end of projected net income to projected EBITDA and projected adjusted EBITDA is as follows : ($ in thousands) Low End High End Projected net income 42,225$ 46,225$ Adjustments: Projected depreciation and amortization 20,000 20,000 Projected interest expense (net of interest income) 12,500 12,500 Projected income tax provision 10,500 11,500 Projected EBITDA 85,225 90,225 Projected share-based compensation expense 7,200 7,200 Projected realized loss on foreign currency remeasurement 2,575 2,575 Projected Adjusted EBITDA 95,000$ 100,000$ (1) All figures presented are projected estimates for the full year ending December 31, 2017. 2017 Adjusted EBITDA Guidance Range (1)